Summary Prospectus

May 1, 2018	T. Rowe Price
Mid-Cap Growth Portfolio Mid-Cap Growth Portfolio Mid-Cap Growth Portfolio—II Class

A fund seeking long-term capital appreciation through investments in mid-cap companies and a growth approach to stock selection. The fund is only available as an investment option for variable annuity and variable life insurance contracts.

Before you invest, you may want to review the fund’s prospectus, which contains more information about the fund and its risks. You can find the fund’s prospectus and other information about the fund online at troweprice.com/prospectus. You can also get this information at no cost by calling 1-800-638-8790, by sending an e-mail request to info@troweprice.com, or by contacting your insurance company. This Summary Prospectus incorporates by reference the fund’s prospectus, dated May 1, 2018, as amended or supplemented, and Statement of Additional Information, dated May 1, 2018, as amended or supplemented.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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Investment Objective

The fund seeks to provide long-term capital appreciation by investing in mid-cap stocks with potential for above-average earnings growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. There may be additional expenses that apply, as described in your insurance contract prospectus, which are not reflected in the table.

Fees and Expenses of the Fund

	Portfolio	Portfolio—II Class
	Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.85%	0.85%

Distribution and service (12b-1) fees	—	0.25

Other expenses	—	—

Total annual fund operating expenses	0.85	1.10

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that your investment has a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Portfolio	$87	$271	$471	$1,049
Portfolio—II Class	112	350	606	1,340

Portfolio Turnover The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when the fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24.7% of the average value of its portfolio.

Investments, Risks, and Performance

Principal Investment Strategies The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in a diversified portfolio of common stocks of mid-cap companies whose earnings T. Rowe Price expects to grow at a faster rate than the average company. The fund defines mid-cap companies as those whose market capitalization (number of shares outstanding multiplied by share price) falls within the range of either the S&P MidCap 400 Index or the Russell Midcap Growth Index. As of December 31, 2017, the market capitalization ranges for the S&P MidCap 400 Index and the Russell Midcap Growth Index were approximately $946 million to $13.1 billion, and $1.2 billion to $36.7 billion, respectively. The market capitalization of the companies in the fund’s portfolio and the S&P and Russell indices changes over time; the fund will not automatically sell or cease to purchase stock of a company it holds just because the company’s market capitalization grows or falls outside these ranges. The fund may at times invest significantly in certain sectors, such as the information technology sector.

As “growth” investors, T. Rowe Price believes that when a company’s earnings grow faster than both inflation and the overall economy, the market will eventually reward it with a higher stock price.

In selecting investments, we generally favor companies with one or more of the following:

• proven products or services;

• a record of above-average earnings growth;

• demonstrated potential to sustain earnings growth;

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• connection to an industry experiencing increasing demand; or

• stock prices that appear to undervalue their growth prospects.

In pursuing its investment objective, the fund has the discretion to deviate from its normal investment criteria. These situations might arise when the fund’s adviser believes a security could increase in value for a variety of reasons, including an extraordinary corporate event, a new product introduction or innovation, a favorable competitive development, or a change in management.

While most assets will typically be invested in U.S. common stocks, the fund may invest in foreign stocks in keeping with the fund’s objective.

The fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.

Principal Risks As with any mutual fund, there is no guarantee that the fund will achieve its objective. The fund’s share price fluctuates, which means you could lose money by investing in the fund. The principal risks of investing in this fund are summarized as follows:

Active management risks The investment adviser’s judgments about the attractiveness, value, or potential appreciation of the fund’s investments may prove to be incorrect. The fund could underperform in comparison to other funds with a similar benchmark or similar objectives and investment strategies if the fund’s overall investment selections or strategies fail to produce the intended results.

Risks of U.S. stock investing Stocks generally fluctuate in value more than bonds and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising and falling prices. The value of a stock in which the fund invests may decline due to general weakness in the U.S. stock market, such as when the U.S. financial markets decline, or because of factors that affect a particular company or industry.

Mid-cap stock risks Investing primarily in issuers within the same market capitalization category carries the risk that the category may be out of favor due to current market conditions or investor sentiment. Because the fund invests primarily in securities issued by mid-cap companies, it is likely to be more volatile than a fund that focuses on securities issued by large companies. Medium-sized companies may have less seasoned management, narrower product lines, and less capital reserves and liquidity than larger companies, and are therefore more sensitive to economic, market, and industry changes.

Investment style risks Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The fund’s growth approach to investing could cause it to underperform other stock funds that employ a different investment style. Growth stocks tend to be more volatile than certain other types of stocks, and their prices may fluctuate more dramatically than the overall stock market. A stock with growth characteristics can have sharp price declines due to decreases in current or expected earnings and may lack dividends that can help cushion its share price in a declining market.

Foreign investing risks The fund’s investments in foreign securities may be adversely affected by local, political, social, and economic conditions overseas, greater volatility, reduced liquidity, or decreases in foreign currency values relative to the U.S. dollar. These risks are heightened for the fund’s investments in emerging markets, which are more susceptible to governmental interference, less efficient trading markets, and the imposition of local taxes or restrictions on gaining access to sales proceeds for foreign investors.

Sector concentration risks At times, the fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. For example, the fund may have a significant portion of its assets invested in securities of companies in the information technology sector. Companies in the information technology sector can be adversely affected by, among other things, intense competition, earnings disappointments, and rapid obsolescence of products and services due to technological innovations or changing consumer preferences.

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Performance The following performance information provides some indication of the risks of investing in the fund. The fund’s performance information represents only past performance and is not necessarily an indication of future results.

The following bar chart illustrates how much returns can differ from year to year by showing calendar year returns and the best and worst calendar quarter returns during those years for the fund’s Portfolio Class. Returns for other share classes vary since they have different expenses.

The following table shows the average annual total returns for each class of the fund that has been in operation for at least one full calendar year, and also compares the returns with the returns of a relevant broad-based market index, as well as with the returns of one or more comparative indexes that have investment characteristics similar to those of the fund.

Average Annual Total Returns				Y
	Periods ended
	December 31, 2017

				Inception
	1 Year	5 Years	10 Years	date
Portfolio	24.77%	16.92%	10.69%	12/31/1996
Portfolio—II Class	24.44	16.63	10.42	04/30/2002

Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)
	25.27	15.30	9.10
Lipper Variable Annuity Underlying Mid-Cap Growth Funds Average
	25.47	14.16	7.88

Updated performance information is available through troweprice.com.

Management

Investment Adviser T. Rowe Price Associates, Inc. (T. Rowe Price)

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Brian W.H. Berghuis	Chairman of Investment Advisory Committee	1996	1985

Purchase and Sale of Fund Shares

Subject to certain exceptions, the fund is currently closed to new contract holders and new insurance company relationships. You should check with your insurance company to determine your eligibility to purchase shares of the

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fund, although any contract holders currently invested in the fund generally may continue to purchase fund shares of the fund.

The fund is not sold directly to the general public but is instead offered as an underlying investment option for variable annuity or variable life insurance contracts. Although the fund does not require a minimum amount for initial or subsequent purchases from insurance companies, your insurance company may impose investment minimums for your purchases of the fund.

You may purchase, redeem, or exchange shares of the fund on any day the New York Stock Exchange is open for business. You must purchase, redeem, and exchange shares through your insurance company.

Tax Information

The fund distributes any dividends and capital gains to its shareholders, which are the insurance company separate accounts that sponsor your variable annuity or variable life insurance contract. Variable product owners seeking to understand the tax consequences of their investment, including redemptions of fund shares and the impact of dividend and capital gains distributions by the fund, should consult with the insurance company that issued their variable product or refer to their variable annuity or variable life insurance contract prospectus.

Payments to Insurance Companies, Broker-Dealers, and Other Financial Intermediaries

The fund is generally available only through variable annuity or variable life insurance contracts. The fund and/or its related companies may make payments to a sponsoring insurance company or other financial intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the fund over another investment option or by influencing an insurance company to include the fund as an underlying investment option in a variable contract. The prospectus (or other offering document) for your variable contract may contain additional information about these payments. Ask your insurance company or financial intermediary, or visit your insurance company’s or financial intermediary’s website, for more information.

T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202	E305-045 5/1/18